UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2017 (September 5, 2017)

Arrow Electronics, Inc.
(Exact name of registrant as specified in its charter)

New York	1-4482	11-1806155
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9201 East Dry Creek Road, Centennial, Colorado 80112
(Address of principal executive offices, including zip code)

(303) 824-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 5, 2017, Arrow Electronics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc., as representatives of the underwriters (together, the “Underwriters”), to sell to the Underwriters $500 million aggregate principal amount of the Company’s 3.250% notes due September 8, 2024 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-207042) filed with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 8, 2017, the Company completed the sale of the Notes, in accordance with the Underwriting Agreement. The Notes were issued pursuant to the indenture dated as of June 1, 2017 between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture dated as of September 8, 2017, between the Company and the Trustee.

ITEM 8.01    OTHER EVENTS

In connection with the offering and sale of the Notes described under Item 2.03 above, Sherman & Howard L.L.C. provided the Company with the legal opinion attached as Exhibit 5.1 hereto.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of September 5, 2017, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc., as representatives of the underwriters.

4.1	Supplemental Indenture, dated as of September 8, 2017, by and between the Company and U.S. Bank National Association, as trustee.
5.1	Opinion of Sherman & Howard L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ARROW ELECTRONICS, INC.

Dated: September 8, 2017	By: /s/ Gregory P. Tarpinian
Gregory P. Tarpinian
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of September 5, 2017, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc., as representatives of the underwriters.

4.1	Supplemental Indenture, dated as of September 8, 2017, by and between the Company and U.S. Bank National Association, as trustee.
5.1	Opinion of Sherman & Howard L.L.C.

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